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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 21, 2004


                              DIGITAL IMPACT, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             000-27787                  94-3286913
--------                             ---------                  ----------
(State or other                 (Commission File Number)       (IRS Employer
 jurisdiction of incorporation)                              Identification No.)

                                 177 Bovet Road
                           San Mateo, California 94402
          (Address of principal executive offices, including zip code)

                                 (650) 356-3400
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.
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On October 21, 2004, Digital Impact announced its financial results for the fiscal second quarter ended September 30, 2004 and certain other information. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles.

To supplement our consolidated financial statements presented in accordance with GAAP, Digital Impact uses non-GAAP measures of pro forma net loss, pro forma net loss per share and EBITDA, which are adjusted from results based on GAAP to exclude certain expenses, recoveries and losses. These non-GAAP measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, recoveries and losses that may not be indicative of our core operating results. These measures should be considered in addition to, and not as a substitute for, or superior to, results prepared in accordance with generally accepted accounting principles. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.


Item 9.01.    Financial Statements and Exhibits.
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              (c) Exhibits.

Exhibit
Number                 Description
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99.1                   Press Release issued October 21, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Digital Impact, Inc.


Dated: October 21, 2004                 By:     /s/David Oppenheimer
                                                --------------------
                                                David Oppenheimer
                                                Senior Vice President, Finance
                                                and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number                 Description
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99.1                   Press Release issued October 21, 2004